Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

First Quarter 2013

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Year-to-Date
	March 31%
	2013		2012		Change
Summary Income Statement
Interest income	$1,697		$1,780		(4.7)%
Interest expense	238		307		(22.5)
Net interest income - taxable equivalent	1,459		1,473		(1.0)
Less: Taxable-equivalent adjustment	37		37		―
Net interest income	1,422		1,436		(1.0)
Provision for credit losses	272		288		(5.6)
Net interest income after provision for credit losses	1,150		1,148		0.2
Noninterest income	1,001		871		14.9
Noninterest expense	1,414		1,385		2.1
Income before income taxes	737		634		16.2
Provision for income taxes	481		189		154.5
Net income	256		445		(42.5)
Noncontrolling interests	16		14		14.3
Preferred stock dividends	30		―		NM
Net income available to common shareholders	210		431		(51.3)
Per Common Share Data
Earnings:
Basic	$0.30		$0.62		(51.6)%
Diluted	0.29		0.61		(52.5)
Cash dividends declared	0.23		0.20		15.0
Book value	27.15		25.51		6.4
Tangible book value (1)	17.56		17.12		2.6

End of period shares outstanding	701,440		698,454		0.4
Weighted average shares:
Basic	700,275		697,685		0.4
Diluted	711,020		707,369		0.5
Performance Ratios
Return on average assets	0.57%		1.03%
Return on average common shareholders' equity	4.44		9.75
Return on average tangible common shareholders' equity (2)	7.87		15.88
Net interest margin - taxable equivalent	3.76		3.93
Fee income ratio (3)	42.9		41.0
Efficiency ratio (3)	56.4		52.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.91%		1.50%
Loans and leases plus foreclosed property	1.39		2.35
Net charge-offs as a percentage of average
loans and leases	1.00		1.28
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.73		2.02
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.54	X	1.18	X
Average Balances
Total assets	$181,358		$173,969		4.2%
Total securities (4)	36,801		36,589		0.6
Loans and leases	116,981		110,403		6.0
Deposits	130,437		124,606		4.7
Common shareholders' equity	19,138		17,772		7.7
Total shareholders' equity	21,315		17,829		19.6
Period-End Balances
Total assets	$180,837		$174,752		3.5%
Total securities (4)	37,289		37,865		(1.5)
Loans and leases	117,628		110,686		6.3
Deposits	131,352		124,157		5.8
Common shareholders' equity	19,048		17,820		6.9
Total shareholders' equity	21,229		17,882		18.7
Capital Ratios (5)
Risk-based (6):
Tier 1	10.8%		12.0%
Total	13.6		15.3
Leverage	8.3		9.1
Tangible common equity (1)	7.1		7.1
Tier 1 common equity to risk-weighted assets (1)(6)	9.2		9.4
Applicable ratios are annualized.
(1)					Tangible book value per common share, tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)					Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)					Regulatory capital information is preliminary.
(6)					In the first quarter of 2013, BB&T revised its calculation of risk-weighted assets and has adjusted the affected ratios previously presented.
NM - Not meaningful.
1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2013		2012		2012		2012		2012
Summary Income Statement
Interest income	$1,697		$1,763		$1,758		$1,767		$1,780
Interest expense	238		250		238		267		307
Net interest income - taxable equivalent	1,459		1,513		1,520		1,500		1,473
Less: Taxable-equivalent adjustment	37		37		37		38		37
Net interest income	1,422		1,476		1,483		1,462		1,436
Provision for credit losses	272		252		244		273		288
Net interest income after provision for credit losses	1,150		1,224		1,239		1,189		1,148
Noninterest income	1,001		1,020		963		966		871
Noninterest expense	1,414		1,488		1,529		1,426		1,385
Income before income taxes	737		756		673		729		634
Provision for income taxes	481		207		177		191		189
Net income	256		549		496		538		445
Noncontrolling interests	16		13		2		20		14
Preferred stock dividends	30		30		25		8		―
Net income available to common shareholders	210		506		469		510		431
Per Common Share Data
Earnings:
Basic	$0.30		$0.72		$0.67		$0.73		$0.62
Diluted	0.29		0.71		0.66		0.72		0.61
Cash dividends declared	0.23		0.20		0.20		0.20		0.20
Book value	27.15		27.21		26.88		26.19		25.51
Tangible book value (1)	17.56		17.52		17.02		16.92		17.12

End of period shares outstanding	701,440		699,728		699,541		698,795		698,454
Weighted average shares:
Basic	700,275		699,586		699,091		698,579		697,685
Diluted	711,020		710,190		709,875		708,454		707,369
Performance Ratios
Return on average assets	0.57%		1.20%		1.10%		1.22%		1.03%
Return on average common shareholders' equity	4.44		10.51		9.94		11.21		9.75
Return on average tangible common shareholders' equity (2)	7.87		17.80		17.01		18.85		15.88
Net interest margin - taxable equivalent	3.76		3.84		3.94		3.95		3.93
Fee income ratio (3)	42.9		44.1		42.4		42.4		41.0
Efficiency ratio (3)	56.4		55.3		55.2		53.9		52.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.91%		0.97%		1.10%		1.24%		1.50%
Loans and leases plus foreclosed property	1.39		1.51		1.70		1.93		2.35
Net charge-offs as a percentage of average
loans and leases	1.00		1.02		1.05		1.21		1.28
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.73		1.76		1.80		1.91		2.02
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.54	X	1.46	X	1.33	X	1.29	X	1.18	X
Average Balances
Total assets	$181,358		$182,204		$179,306		$176,870		$173,969
Total securities (4)	36,801		36,383		35,260		37,114		36,589
Loans and leases	116,981		117,103		115,609		111,760		110,403
Deposits	130,437		131,762		128,695		125,348		124,606
Common shareholders' equity	19,138		19,160		18,757		18,302		17,772
Total shareholders' equity	21,315		21,188		20,125		18,737		17,829
Period-End Balances
Total assets	$180,837		$183,872		$182,021		$178,529		$174,752
Total securities (4)	37,289		38,731		37,238		37,643		37,865
Loans and leases	117,628		118,364		117,607		113,811		110,686
Deposits	131,352		133,075		130,018		126,059		124,157
Common shareholders' equity	19,048		19,042		18,800		18,300		17,820
Total shareholders' equity	21,229		21,223		20,532		18,926		17,882
Capital Ratios (5)
Risk-based (6):
Tier 1	10.8%		10.7%		10.2%		9.6%		12.0%
Total	13.6		13.6		13.2		12.7		15.3
Leverage	8.3		8.2		7.9		7.3		9.1
Tangible common equity (1)	7.1		6.9		6.8		6.9		7.1
Tier 1 common equity to risk-weighted assets (1)(6)	9.2		9.1		8.9		9.1		9.4
Applicable ratios are annualized.
(1)	Tangible book value per common share, tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Regulatory capital information is preliminary.
(6)	In the first quarter of 2013, BB&T revised its calculation of risk-weighted assets and has adjusted the affected ratios previously presented.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2013	2012	$	%
Interest Income
Interest and fees on loans and leases	$1,433	$1,502	$(69)	(4.6)%
Interest and dividends on securities	215	234	(19)	(8.1)
Interest on other earning assets	11	7	4	57.1
Total interest income	1,659	1,743	(84)	(4.8)
Interest Expense
Interest on deposits	86	121	(35)	(28.9)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	1	―	―
Interest on long-term debt	150	185	(35)	(18.9)
Total interest expense	237	307	(70)	(22.8)
Net interest income	1,422	1,436	(14)	(1.0)
Provision for credit losses	272	288	(16)	(5.6)
Net interest income after provision for credit losses	1,150	1,148	2	0.2
Noninterest income
Insurance income	365	271	94	34.7
Mortgage banking income	180	216	(36)	(16.7)
Service charges on deposits	138	137	1	0.7
Investment banking and brokerage fees and commissions	94	89	5	5.6
Bankcard fees and merchant discounts	59	54	5	9.3
Checkcard fees	47	43	4	9.3
Trust and investment advisory revenues	48	45	3	6.7
Income from bank-owned life insurance	28	30	(2)	(6.7)
FDIC loss share income, net	(59)	(57)	(2)	3.5
Securities gains (losses), net	23	(9)	32	NM
Other income	78	52	26	50.0
Total noninterest income	1,001	871	130	14.9
Noninterest Expense
Personnel expense	817	730	87	11.9
Occupancy and equipment expense	171	153	18	11.8
Loan-related expense	58	63	(5)	(7.9)
Foreclosed property expense	18	92	(74)	(80.4)
Regulatory charges	35	41	(6)	(14.6)
Professional services	36	35	1	2.9
Software expense	38	32	6	18.8
Amortization of intangibles	27	22	5	22.7
Merger-related and restructuring charges, net	5	12	(7)	(58.3)
Other expense	209	205	4	2.0
Total noninterest expense	1,414	1,385	29	2.1
Earnings
Income before income taxes	737	634	103	16.2
Provision for income taxes	481	189	292	154.5
Net Income	256	445	(189)	(42.5)
Noncontrolling interests	16	14	2	14.3
Preferred stock dividends	30	―	30	NM
Net income available to common shareholders	$210	$431	$(221)	(51.3)%

Earnings Per Common Share
Basic	$0.30	$0.62	$(0.32)	(51.6)%
Diluted	0.29	0.61	(0.32)	(52.5)

Weighted Average Shares Outstanding
Basic	700,275	697,685	2,590	0.4
Diluted	711,020	707,369	3,651	0.5
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012
Interest Income
Interest and fees on loans and leases	$1,433	$1,494	$1,492	$1,492	$1,502
Interest and dividends on securities	215	222	221	230	234
Interest on other earning assets	11	10	7	6	7
Total interest income	1,659	1,726	1,720	1,728	1,743
Interest Expense
Interest on deposits	86	96	105	107	121
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	2	2	2	1
Interest on long-term debt	150	152	130	157	185
Total interest expense	237	250	237	266	307
Net interest income	1,422	1,476	1,483	1,462	1,436
Provision for credit losses	272	252	244	273	288
Net interest income after provision for credit losses	1,150	1,224	1,239	1,189	1,148
Noninterest income
Insurance income	365	362	333	393	271
Mortgage banking income	180	231	211	182	216
Service charges on deposits	138	149	142	138	137
Investment banking and brokerage fees and commissions	94	98	90	88	89
Bankcard fees and merchant discounts	59	61	62	59	54
Checkcard fees	47	49	48	45	43
Trust and investment advisory revenues	48	47	46	46	45
Income from bank-owned life insurance	28	29	30	27	30
FDIC loss share income, net	(59)	(97)	(90)	(74)	(57)
Securities gains (losses), net	23	―	(1)	(2)	(9)
Other income	78	91	92	64	52
Total noninterest income	1,001	1,020	963	966	871
Noninterest Expense
Personnel expense	817	823	797	775	730
Occupancy and equipment expense	171	172	166	159	153
Loan-related expense	58	73	85	62	63
Foreclosed property expense	18	48	54	72	92
Regulatory charges	35	35	40	43	41
Professional services	36	46	36	39	35
Software expense	38	38	36	32	32
Amortization of intangibles	27	28	31	29	22
Merger-related and restructuring charges, net	5	11	43	2	12
Other expense	209	214	241	213	205
Total noninterest expense	1,414	1,488	1,529	1,426	1,385
Earnings
Income before income taxes	737	756	673	729	634
Provision for income taxes	481	207	177	191	189
Net Income	256	549	496	538	445
Noncontrolling interests	16	13	2	20	14
Preferred stock dividends	30	30	25	8	―
Net income available to common shareholders	$210	$506	$469	$510	$431

Earnings Per Common Share
Basic	$0.30	$0.72	$0.67	$0.73	$0.62
Diluted	0.29	0.71	0.66	0.72	0.61

Weighted Average Shares Outstanding
Basic	700,275	699,586	699,091	698,579	697,685
Diluted	711,020	710,190	709,875	708,454	707,369
4

BB&T Corporation
Lines of Business Financial Performance (1)
Quarter Ended March 31, 2013 and 2012
(Dollars in millions)
				Residential			Dealer
	Community Banking			Mortgage Banking			Financial Services			Specialized Lending
	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$524	$506	3.6%		$299	$278	7.6%	$205	$210	(2.4)%	$174	$167	4.2%
Net intersegment interest income
(expense)	290	340	(14.7)		(191)	(189)	1.1	(41)	(54)	(24.1)	(32)	(38)	(15.8)
Segment net interest income	814	846	(3.8)		108	89	21.3	164	156	5.1	142	129	10.1
Allocated provision for loan
and lease losses	80	254	(68.5)		19	(22)	(186.4)	67	27	148.1	51	26	96.2
Noninterest income	278	268	3.7		161	195	(17.4)	2	2	―	54	53	1.9
Intersegment net referral fees
(expense)	49	40	22.5		―	(1)	(100.0)	―	―	―	―	―	―
Noninterest expense	429	487	(11.9)		70	85	(17.6)	27	26	3.8	63	64	(1.6)
Amortization of intangibles	10	9	11.1		―	―	―	―	―	―	1	1	―
Allocated corporate expenses	258	257	0.4		17	14	21.4	7	9	(22.2)	16	19	(15.8)
Income (loss) before income taxes	364	147	147.6		163	206	(20.9)	65	96	(32.3)	65	72	(9.7)
Provision (benefit) for income
taxes	134	52	157.7		62	78	(20.5)	25	37	(32.4)	13	15	(13.3)
Segment net income (loss)	$230	$95	142.1		$101	$128	(21.1)	$40	$59	(32.2)	$52	$57	(8.8)

Identifiable segment assets
(period end)	$62,397	$60,674	2.8		$28,673	$25,288	13.4	$10,566	$10,050	5.1	$18,311	$16,896	8.4

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	March 31	March 31	Percent		March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2013	2012	Change		2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$1	$1	―	%	$34	$28	21.4%	$185	$246	(24.8)%	$1,422	$1,436	(1.0)%
Net intersegment interest income
(expense)	1	1	―		80	82	(2.4)	(107)	(142)	(24.6)	―	―	―
Segment net interest income	2	2	―		114	110	3.6	78	104	(25.0)	1,422	1,436	(1.0)
Allocated provision for loan
and lease losses	―	―	―		8	16	(50.0)	47	(13)	NM	272	288	(5.6)
Noninterest income	366	270	35.6		175	178	(1.7)	(35)	(95)	(63.2)	1,001	871	14.9
Intersegment net referral fees
(expense)	―	―	―		8	6	33.3	(57)	(45)	26.7	―	―	―
Noninterest expense	288	212	35.8		151	154	(1.9)	359	335	7.2	1,387	1,363	1.8
Amortization of intangibles	15	10	50.0		1	1	―	―	1	(100.0)	27	22	22.7
Allocated corporate expenses	23	19	21.1		24	22	9.1	(345)	(340)	1.5	―	―	―
Income (loss) before income taxes	42	31	35.5		113	101	11.9	(75)	(19)	NM	737	634	16.2
Provision (benefit) for income
taxes	12	8	50.0		42	38	10.5	193	(39)	NM	481	189	154.5
Segment net income (loss)	$30	$23	30.4		$71	$63	12.7	$(268)	$20	NM	$256	$445	(42.5)

Identifiable segment assets
(period end)	$3,160	$2,310	36.8		$10,213	$7,859	30.0	$47,517	$51,675	(8.0)	$180,837	$174,752	3.5
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$524	$537	$525	$516	$506
Net intersegment interest income (expense)	290	310	315	326	340
Segment net interest income	814	847	840	842	846

Allocated provision for loan and lease losses	80	130	91	190	254
Noninterest income	278	295	281	279	268
Intersegment net referral fees (expense)	49	54	49	45	40
Noninterest expense	429	464	428	447	487
Amortization of intangibles	10	10	8	10	9
Allocated corporate expenses	258	257	256	255	257

Income (loss) before income taxes	364	335	387	264	147
Provision (benefit) for income taxes	134	123	142	96	52
Segment net income (loss)	$230	$212	$245	$168	$95

Identifiable segment assets (period end)	$62,397	$62,846	$61,319	$60,986	$60,674

	Quarter Ended
Residential Mortgage Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$299	$299	$286	$286	$278
Net intersegment interest income (expense)	(191)	(198)	(193)	(192)	(189)
Segment net interest income	108	101	93	94	89

Allocated provision for loan and lease losses	19	56	23	38	(22)
Noninterest income	161	206	190	162	195
Intersegment net referral fees (expense)	―	―	―	―	(1)
Noninterest expense	70	100	112	92	85
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	17	13	14	13	14

Income (loss) before income taxes	163	138	134	113	206
Provision (benefit) for income taxes	62	52	51	43	78
Segment net income (loss)	$101	$86	$83	$70	$128

Identifiable segment assets (period end)	$28,673	$29,391	$28,615	$27,318	$25,288

	Quarter Ended
Dealer Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$205	$210	$214	$210	$210
Net intersegment interest income (expense)	(41)	(44)	(48)	(50)	(54)
Segment net interest income	164	166	166	160	156

Allocated provision for loan and lease losses	67	67	43	27	27
Noninterest income	2	2	1	2	2
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	27	27	24	24	26
Amortization of intangibles	―	―	1	―	―
Allocated corporate expenses	7	9	8	10	9

Income (loss) before income taxes	65	65	91	101	96
Provision (benefit) for income taxes	25	25	35	38	37
Segment net income (loss)	$40	$40	$56	$63	$59

Identifiable segment assets (period end)	$10,566	$10,264	$10,316	$10,303	$10,050

	Quarter Ended
Specialized Lending	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$174	$179	$181	$174	$167
Net intersegment interest income (expense)	(32)	(31)	(34)	(36)	(38)
Segment net interest income	142	148	147	138	129

Allocated Provision for loan and lease losses	51	24	62	23	26
Noninterest income	54	66	58	52	53
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	63	69	66	58	64
Amortization of intangibles	1	1	1	2	1
Allocated corporate expenses	16	21	20	19	19

Income (loss) before income taxes	65	99	56	88	72
Provision (benefit) for income taxes	13	26	9	20	15
Segment Net income (loss)	$52	$73	$47	$68	$57

Identifiable segmentassets (period end)	$18,311	$18,907	$18,650	$18,140	$16,896
(1)	Lines of business results are preliminary.
6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$1	$1	$1	$ ―	$1
Net intersegment interest income (expense)	1	1	1	1	1
Segment net interest income	2	2	2	1	2

Allocated provision for loan and lease losses	―	―	―	―	―
Noninterest income	366	368	334	393	270
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	288	272	272	260	212
Amortization of intangibles	15	16	18	17	10
Allocated corporate expenses	23	23	20	20	19

Income (loss) before income taxes	42	59	26	97	31
Provision (benefit) for income taxes	12	21	10	31	8
Segment net income (loss)	$30	$38	$16	$66	$23

Identifiable segment assets (period end)	$3,160	$3,297	$3,090	$3,299	$2,310

	Quarter Ended
Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$34	$32	$31	$30	$28
Net intersegment interest income (expense)	80	87	86	83	82
Segment net interest income	114	119	117	113	110

Allocated provision for loan and lease losses	8	(8)	13	(8)	16
Noninterest income	175	197	183	169	178
Intersegment net referral fees (expense)	8	10	7	6	6
Noninterest expense	151	163	153	172	154
Amortization of intangibles	1	1	―	1	1
Allocated corporate expenses	24	23	25	23	22

Income (loss) before income taxes	113	147	116	100	101
Provision (benefit) for income taxes	42	56	44	37	38
Segment net income (loss)	$71	$91	$72	$63	$63

Identifiable segment assets (period end)	$10,213	$9,283	$9,088	$8,312	$7,859

	Quarter Ended
Other, Treasury & Corporate (2)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$185	$218	$245	$246	$246
Net intersegment interest income (expense)	(107)	(125)	(127)	(132)	(142)
Segment net interest income	78	93	118	114	104

Allocated provision for loan and lease losses	47	(17)	12	3	(13)
Noninterest income	(35)	(114)	(84)	(91)	(95)
Intersegment net referral fees (expense)	(57)	(64)	(56)	(51)	(45)
Noninterest expense	359	365	443	344	335
Amortization of intangibles	―	―	3	(1)	1
Allocated corporate expenses	(345)	(346)	(343)	(340)	(340)

Income (loss) before income taxes	(75)	(87)	(137)	(34)	(19)
Provision (benefit) for income taxes	193	(96)	(114)	(74)	(39)
Segment net income (loss)	$(268)	$9	$(23)	$40	$20

Identifiable segment assets (period end)	$47,517	$49,884	$50,943	$50,171	$51,675

	Quarter Ended
Total BB&T Corporation	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Net interest income (expense)	$1,422	$1,476	$1,483	$1,462	$1,436
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,422	1,476	1,483	1,462	1,436

Allocated provision for loan and lease losses	272	252	244	273	288
Noninterest income	1,001	1,020	963	966	871
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,387	1,460	1,498	1,397	1,363
Amortization of intangibles	27	28	31	29	22
Allocated corporate expenses	―	―	―	―	―

Income (loss) before income taxes	737	756	673	729	634
Provision (benefit) for income taxes	481	207	177	191	189
Segment net income (loss)	$256	$549	$496	$538	$445

Identifiable segment assets (period end)	$180,837	$183,872	$182,021	$178,529	$174,752
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
7

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of March 31		Change
	2013	2012	$	%
Assets
Cash and due from banks	$1,322	$1,336	$(14)	(1.0)%
Interest-bearing deposits with banks	1,588	2,464	(876)	(35.6)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	302	252	50	19.8
Segregated cash due from banks	2	20	(18)	(90.0)
Trading securities at fair value	627	589	38	6.5
Securities available for sale at fair value (1)	24,170	24,380	(210)	(0.9)
Securities held to maturity	13,119	13,485	(366)	(2.7)
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,429	36,156	2,273	6.3
Commercial real estate—other	11,425	10,543	882	8.4
Commercial real estate—residential ADC (2)	1,175	1,823	(648)	(35.5)
Direct retail lending	15,767	14,897	870	5.8
Sales finance loans	8,114	7,587	527	6.9
Revolving credit loans	2,284	2,159	125	5.8
Residential mortgage loans	23,954	21,513	2,441	11.3
Other lending subsidiaries	10,043	8,951	1,092	12.2
Total loans and leases held for investment (excluding covered loans)	111,191	103,629	7,562	7.3
Covered loans	3,005	4,532	(1,527)	(33.7)
Total loans and leases held for investment	114,196	108,161	6,035	5.6
Loans held for sale	3,432	2,525	907	35.9
Total loans and leases	117,628	110,686	6,942	6.3
Allowance for loan and lease losses	(1,975)	(2,181)	206	(9.4)
FDIC loss share receivable	368	949	(581)	(61.2)
Premises and equipment	1,880	1,822	58	3.2
Goodwill	6,823	6,077	746	12.3
Core deposit and other intangible assets	647	422	225	53.3
Residential mortgage servicing rights at fair value	735	696	39	5.6
Other assets (3)	13,601	13,755	(154)	(1.1)
Total assets	$180,837	$174,752	$6,085	3.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,236	$27,410	$5,826	21.3%
Interest checking	20,175	20,318	(143)	(0.7)
Money market and savings	49,088	46,759	2,329	5.0
Certificates and other time deposits	28,853	29,648	(795)	(2.7)
Foreign office deposits - interest-bearing	―	22	(22)	(100.0)
Total deposits	131,352	124,157	7,195	5.8
Fed funds purchased, repos and other borrowings	3,239	3,436	(197)	(5.7)
Long-term debt	18,316	22,768	(4,452)	(19.6)
Other liabilities	6,701	6,509	192	2.9
Total liabilities	159,608	156,870	2,738	1.7
Shareholders' equity:
Preferred stock	2,116	―	2,116	NM
Common stock	3,507	3,492	15	0.4
Additional paid-in capital	5,975	5,880	95	1.6
Retained earnings	10,178	9,064	1,114	12.3
Accumulated other comprehensive loss	(612)	(616)	4	(0.6)
Noncontrolling interests	65	62	3	4.8
Total shareholders' equity	21,229	17,882	3,347	18.7
Total liabilities and shareholders' equity	$180,837	$174,752	$6,085	3.5%
(1)	Includes covered securities of $1.6 billion and $1.6 billion at March 31, 2013 and 2012, respectively.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $273 million and $403 million of covered foreclosed property and covered other assets at March 31, 2013 and 2012, respectively.
NM - not meaningful.
8

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012
Assets
Cash and due from banks	$1,322	$1,972	$1,557	$1,409	$1,336
Interest-bearing deposits with banks	1,588	1,659	1,784	2,246	2,464
Federal funds sold and securities purchased under
resale agreements or similar arrangements	302	122	162	212	252
Segregated cash due from banks	2	36	3	4	20
Trading securities at fair value	627	497	572	533	589
Securities available for sale at fair value (1)	24,170	25,137	24,098	25,067	24,380
Securities held to maturity	13,119	13,594	13,140	12,576	13,485
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,429	38,295	38,012	36,938	36,156
Commercial real estate—other	11,425	11,461	10,913	10,457	10,543
Commercial real estate—residential ADC	1,175	1,261	1,454	1,590	1,823
Direct retail lending	15,767	15,817	15,710	15,183	14,897
Sales finance loans	8,114	7,736	7,723	7,794	7,587
Revolving credit loans	2,284	2,330	2,291	2,206	2,159
Residential mortgage loans	23,954	24,272	24,293	23,117	21,513
Other lending subsidiaries	10,043	10,137	10,056	9,835	8,951
Total loans and leases held for investment (excluding covered loans)	111,191	111,309	110,452	107,120	103,629
Covered loans	3,005	3,294	3,688	3,955	4,532
Total loans and leases held for investment	114,196	114,603	114,140	111,075	108,161
Loans held for sale	3,432	3,761	3,467	2,736	2,525
Total loans and leases	117,628	118,364	117,607	113,811	110,686
Allowance for loan and lease losses	(1,975)	(2,018)	(2,051)	(2,126)	(2,181)
FDIC loss share receivable	368	479	656	831	949
Premises and equipment	1,880	1,888	1,940	1,816	1,822
Goodwill	6,823	6,804	6,718	6,428	6,077
Core deposit and other intangible assets	647	673	718	683	422
Residential mortgage servicing rights at fair value	735	627	563	578	696
Other assets (2)	13,601	14,038	14,554	14,461	13,755
Total assets	$180,837	$183,872	$182,021	$178,529	$174,752
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,236	$32,452	$30,810	$28,664	$27,410
Interest checking	20,175	21,091	20,182	20,228	20,318
Money market and savings	49,088	47,908	48,099	46,611	46,759
Certificates and other time deposits	28,853	31,624	30,927	30,556	29,648
Foreign office deposits - interest-bearing	―	―	―	―	22
Total deposits	131,352	133,075	130,018	126,059	124,157
Fed funds purchased, repos and other borrowings	3,239	2,864	3,093	3,196	3,436
Long-term debt	18,316	19,114	19,221	22,561	22,768
Other liabilities	6,701	7,596	9,157	7,787	6,509
Total liabilities	159,608	162,649	161,489	159,603	156,870
Shareholders' equity:
Preferred stock	2,116	2,116	1,679	559	―
Common stock	3,507	3,499	3,498	3,494	3,492
Additional paid-in capital	5,975	5,973	5,950	5,914	5,880
Retained earnings	10,178	10,129	9,761	9,433	9,064
Accumulated other comprehensive loss	(612)	(559)	(409)	(541)	(616)
Noncontrolling interests	65	65	53	67	62
Total shareholders' equity	21,229	21,223	20,532	18,926	17,882
Total liabilities and shareholders' equity	$180,837	$183,872	$182,021	$178,529	$174,752
(1)	Includes covered securities of $1.6 billion at each date presented.
(2)	Includes $273 million, $297 million, $327 million, $349 million and $403 million of covered foreclosed property and covered other assets at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
9

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Year-to-Date
	March 31		Change
	2013	2012	$	%
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$4,522	$820	$3,702	NM %
Mortgage-backed securities issued by GSE	28,540	31,742	(3,202)	(10.1)
States and political subdivisions	1,837	1,858	(21)	(1.1)
Non-agency mortgage-backed securities	300	411	(111)	(27.0)
Other securities	477	532	(55)	(10.3)
Covered securities	1,125	1,226	(101)	(8.2)
Total securities	36,801	36,589	212	0.6
Other earning assets	2,838	3,502	(664)	(19.0)
Loans and leases:
Commercial loans and leases:
Commercial and industrial	37,916	36,021	1,895	5.3
Commercial real estate—other	11,422	10,678	744	7.0
Commercial real estate—residential ADC	1,238	1,989	(751)	(37.8)
Direct retail lending	15,757	14,712	1,045	7.1
Sales finance loans	7,838	7,516	322	4.3
Revolving credit loans	2,279	2,175	104	4.8
Residential mortgage loans	23,618	21,056	2,562	12.2
Other lending subsidiaries	9,988	8,668	1,320	15.2
Total loans and leases held for investment
(excluding covered loans)	110,056	102,815	7,241	7.0
Covered loans	3,133	4,672	(1,539)	(32.9)
Total loans and leases held for investment	113,189	107,487	5,702	5.3
Loans held for sale	3,792	2,916	876	30.0
Total loans and leases	116,981	110,403	6,578	6.0
Total earning assets	156,620	150,494	6,126	4.1
Nonearning assets	24,738	23,475	1,263	5.4
Total assets	$181,358	$173,969	$7,389	4.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$32,518	$26,173	$6,345	24.2%
Interest checking	20,169	19,712	457	2.3
Money market and savings	48,431	45,667	2,764	6.1
Certificates and other time deposits	28,934	32,942	(4,008)	(12.2)
Foreign office deposits - interest-bearing	385	112	273	NM
Total deposits	130,437	124,606	5,831	4.7
Fed funds purchased, repos and other borrowings	4,217	3,452	765	22.2
Long-term debt	18,690	21,720	(3,030)	(14.0)
Other liabilities	6,699	6,362	337	5.3
Total liabilities	160,043	156,140	3,903	2.5
Shareholders' equity	21,315	17,829	3,486	19.6
Total liabilities and shareholders' equity	$181,358	$173,969	$7,389	4.2%
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.
NM - not meaningful.
10

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

Quarter Ended
March 31	Dec. 31	Sept. 30	June 30	March 31
2013	2012	2012	2012	2012
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$4,522	$3,436	$1,078	$1,054	$820
Mortgage-backed securities issued by GSE	28,540	29,162	30,338	32,176	31,742
States and political subdivisions	1,837	1,841	1,848	1,857	1,858
Non-agency mortgage-backed securities	300	312	325	338	411
Other securities	477	487	500	498	532
Covered securities	1,125	1,145	1,171	1,191	1,226
Total securities	36,801	36,383	35,260	37,114	36,589
Other earning assets	2,838	3,377	3,049	3,511	3,502
Loans and leases:
Commercial loans and leases:
Commercial and industrial	37,916	38,022	37,516	36,293	36,021
Commercial real estate—other	11,422	11,032	10,823	10,578	10,678
Commercial real estate—residential ADC	1,238	1,398	1,534	1,744	1,989
Direct retail lending	15,757	15,767	15,520	15,071	14,712
Sales finance loans	7,838	7,724	7,789	7,690	7,516
Revolving credit loans	2,279	2,280	2,234	2,178	2,175
Residential mortgage loans	23,618	23,820	23,481	22,114	21,056
Other lending subsidiaries	9,988	10,051	9,998	9,370	8,668
Total loans and leases held for investment (excluding covered loans)	110,056	110,094	108,895	105,038	102,815
Covered loans	3,133	3,477	3,826	4,211	4,672
Total loans and leases held for investment	113,189	113,571	112,721	109,249	107,487
Loans held for sale	3,792	3,532	2,888	2,511	2,916
Total loans and leases	116,981	117,103	115,609	111,760	110,403
Total earning assets	156,620	156,863	153,918	152,385	150,494
Nonearning assets	24,738	25,341	25,388	24,485	23,475
Total assets	$181,358	$182,204	$179,306	$176,870	$173,969
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$32,518	$31,849	$29,990	$27,643	$26,173
Interest checking	20,169	19,837	20,157	19,911	19,712
Money market and savings	48,431	47,965	47,500	46,557	45,667
Certificates and other time deposits	28,934	31,724	30,727	31,205	32,942
Foreign office deposits - interest-bearing	385	387	321	32	112
Total deposits	130,437	131,762	128,695	125,348	124,606
Fed funds purchased, repos and other borrowings	4,217	3,340	3,478	3,362	3,452
Long-term debt	18,690	18,689	19,682	22,544	21,720
Other liabilities	6,699	7,225	7,326	6,879	6,362
Total liabilities	160,043	161,016	159,181	158,133	156,140
Shareholders' equity	21,315	21,188	20,125	18,737	17,829
Total liabilities and shareholders' equity	$181,358	$182,204	$179,306	$176,870	$173,969
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2013			December 31, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$4,522	$21	1.87%	$3,436	$15	1.79%
Mortgage-backed securities issued by GSE	28,540	137	1.92	29,162	139	1.90
States and political subdivisions	1,837	27	5.80	1,841	27	5.82
Non-agency mortgage-backed securities	300	4	5.58	312	4	5.67
Other securities	477	2	1.41	487	2	1.59
Covered securities	1,125	37	13.18	1,145	48	16.53
Total securities	36,801	228	2.48	36,383	235	2.58
Other earning assets	2,838	12	1.64	3,377	10	1.16
Loans and leases:
Commercial loans and leases:
Commercial and industrial	37,916	353	3.76	38,022	369	3.87
Commercial real estate—other	11,422	107	3.81	11,032	106	3.82
Commercial real estate—residential ADC	1,238	13	4.15	1,398	15	4.14
Direct retail lending	15,757	184	4.73	15,767	191	4.80
Sales finance loans	7,838	68	3.52	7,724	73	3.72
Revolving credit loans	2,279	48	8.51	2,280	48	8.40
Residential mortgage loans	23,618	251	4.26	23,820	251	4.23
Other lending subsidiaries	9,988	267	10.84	10,051	271	10.73
Total loans and leases held for investment
(excluding covered loans)	110,056	1,291	4.74	110,094	1,324	4.79
Covered loans	3,133	135	17.49	3,477	166	18.98
Total loans and leases held for investment	113,189	1,426	5.09	113,571	1,490	5.22
Loans held for sale	3,792	31	3.28	3,532	28	3.27
Total loans and leases	116,981	1,457	5.03	117,103	1,518	5.16
Total earning assets	156,620	1,697	4.37	156,863	1,763	4.48
Nonearning assets	24,738			25,341
Total assets	$181,358			$182,204

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,169	5	0.09	$19,837	6	0.12
Money market and savings	48,431	18	0.15	47,965	19	0.15
Certificates and other time deposits	28,934	63	0.89	31,724	71	0.90
Foreign office deposits - interest-bearing	385	―	0.12	387	―	0.13
Total interest-bearing deposits	97,919	86	0.36	99,913	96	0.38
Fed funds purchased, repos and other borrowings	4,217	2	0.18	3,340	2	0.27
Long-term debt	18,690	150	3.23	18,689	152	3.24
Total interest-bearing liabilities	120,826	238	0.79	121,942	250	0.82
Noninterest-bearing deposits	32,518			31,849
Other liabilities	6,699			7,225
Shareholders' equity	21,315			21,188
Total liabilities and shareholders' equity	$181,358			$182,204

Average interest-rate spread			3.58			3.66

Net interest income/ net interest margin		$1,459	3.76%		$1,513	3.84%

Taxable-equivalent adjustment		$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2012			June 30, 2012			March 31, 2012
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$1,078	$4	1.42%	$1,054	$4	1.45%	$820	$3	1.54%
Mortgage-backed securities issued by GSE	30,338	151	2.00	32,176	160	1.98	31,742	174	2.20
States and political subdivisions	1,848	27	5.83	1,857	27	5.85	1,858	27	5.84
Non-agency mortgage-backed securities	325	5	5.55	338	5	5.76	411	6	5.98
Other securities	500	2	1.65	498	2	1.70	532	2	1.64
Covered securities	1,171	44	15.12	1,191	46	15.62	1,226	34	11.02
Total securities	35,260	233	2.64	37,114	244	2.62	36,589	246	2.70
Other earning assets	3,049	8	1.07	3,511	6	0.69	3,502	7	0.76
Loans and leases:
Commercial loans and leases:
Commercial and industrial	37,516	367	3.89	36,293	366	4.06	36,021	362	4.04
Commercial real estate—other	10,823	104	3.83	10,578	100	3.79	10,678	101	3.81
Commercial real estate—residential ADC	1,534	14	3.78	1,744	16	3.67	1,989	18	3.58
Direct retail lending	15,520	187	4.81	15,071	184	4.90	14,712	182	4.98
Sales finance loans	7,789	75	3.85	7,690	77	4.03	7,516	80	4.27
Revolving credit loans	2,234	47	8.39	2,178	45	8.35	2,175	46	8.51
Residential mortgage loans	23,481	252	4.28	22,114	247	4.47	21,056	239	4.54
Other lending subsidiaries	9,998	271	10.80	9,370	260	11.17	8,668	249	11.53
Total loans and leases held for investment
(excluding covered loans)	108,895	1,317	4.82	105,038	1,295	4.95	102,815	1,277	4.99
Covered loans	3,826	175	18.21	4,211	200	19.01	4,672	224	19.32
Total loans and leases held for investment	112,721	1,492	5.27	109,249	1,495	5.50	107,487	1,501	5.61
Loans held for sale	2,888	25	3.35	2,511	22	3.51	2,916	26	3.62
Total loans and leases	115,609	1,517	5.23	111,760	1,517	5.45	110,403	1,527	5.56
Total earning assets	153,918	1,758	4.55	152,385	1,767	4.65	150,494	1,780	4.75
Nonearning assets	25,388			24,485			23,475
Total assets	$179,306			$176,870			$173,969

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,157	7	0.12	$19,911	6	0.12	$19,712	6	0.13
Money market and savings	47,500	22	0.19	46,557	22	0.19	45,667	22	0.19
Certificates and other time deposits	30,727	76	0.99	31,205	79	1.02	32,942	93	1.13
Foreign office deposits - interest-bearing	321	―	0.12	32	―	0.06	112	―	0.03
Total interest-bearing deposits	98,705	105	0.42	97,705	107	0.44	98,433	121	0.49
Fed funds purchased, repos and other borrowings	3,478	3	0.25	3,362	3	0.31	3,452	1	0.23
Long-term debt	19,682	130	2.64	22,544	157	2.79	21,720	185	3.41
Total interest-bearing liabilities	121,865	238	0.78	123,611	267	0.87	123,605	307	1.00
Noninterest-bearing deposits	29,990			27,643			26,173
Other liabilities	7,326			6,879			6,362
Shareholders' equity	20,125			18,737			17,829
Total liabilities and shareholders' equity	$179,306			$176,870			$173,969

Average interest-rate spread			3.77			3.78			3.75

Net interest income/ net interest margin		$1,520	3.94%		$1,500	3.95%		$1,473	3.93%

Taxable-equivalent adjustment		$37			$38			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		March 31	Dec. 31	Sept. 30	June 30	March 31
		2013	2012	2012	2012	2012
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial loans and leases:
	Commercial and industrial	$533	$546	$597	$620	$685
	Commercial real estate—other	188	212	259	301	312
	Commercial real estate—residential ADC	94	128	204	241	312
	Direct retail lending	127	132	134	133	139
	Sales finance loans	6	7	7	13	15
	Residential mortgage loans	255	269	266	263	320
	Other lending subsidiaries	80	86	73	76	60
	Total nonaccrual loans and leases held for investment	1,283	1,380	1,540	1,647	1,843
	Foreclosed real estate (2)	88	107	139	221	378
	Other foreclosed property	42	49	39	29	35
	Total nonperforming assets (excluding covered assets) (2)	$1,413	$1,536	$1,718	$1,897	$2,256
Performing troubled debt restructurings (TDRs) (3)
	Commercial loans and leases:
	Commercial and industrial	$54	$77	$66	$62	$76
	Commercial real estate—other	67	67	75	78	82
	Commercial real estate—residential ADC	24	21	25	28	30
	Direct retail lending	193	197	120	114	117
	Sales finance loans	19	19	7	7	7
	Revolving credit loans	55	56	58	58	61
	Residential mortgage loans (4)	715	769	646	636	589
	Other lending subsidiaries	162	121	77	69	53
	Total performing TDRs (4)(5)	$1,289	$1,327	$1,074	$1,052	$1,015
Loans 90 days or more past due and still accruing
	Commercial loans and leases:
	Commercial and industrial	$ ―	$1	$1	$2	$2
	Commercial real estate—other	―	―	―	―	1
	Direct retail lending	34	38	41	39	49
	Sales finance loans	7	10	11	11	13
	Revolving credit loans	14	16	14	13	14
	Residential mortgage loans (6)(7)	77	92	80	78	72
	Other lending subsidiaries	6	10	5	4	6
	Total loans 90 days past due and still accruing (excluding covered loans) (6)(7)(8)	$138	$167	$152	$147	$157
Loans 30-89 days past due
	Commercial loans and leases:
	Commercial and industrial	$34	$42	$41	$53	$62
	Commercial real estate—other	10	12	9	16	26
	Commercial real estate—residential ADC	2	2	8	9	8
	Direct retail lending	136	145	136	119	135
	Sales finance loans	42	56	53	49	50
	Revolving credit loans	20	23	21	20	20
	Residential mortgage loans (9)(10)	529	498	501	423	397
	Other lending subsidiaries	183	290	259	218	172

	Total loans 30-89 days past due (excluding covered loans) (9)(10)(11)	$956	$1,068	$1,028	$907	$870
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes covered foreclosed real estate totaling $232 million, $254 million, $289 million, $310 million and $364 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(3)	Excludes TDRs that are nonperforming totaling $222 million, $231 million, $225 million, $219 million and $263 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes mortgage TDRs that are government guaranteed totaling $338 million, $315 million, $275 million, $266 million and $242 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Includes mortgage TDRs held for sale.
(5)	During the fourth quarter of 2012, $226 million of performing loans were classified as TDRs in connection with recent regulatory guidance related to loans discharged in bankruptcy not reaffirmed by the borrower.
(6)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $251 million, $254 million, $233 million, $217 million and $218 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Includes past due mortgage loans held for sale.
(7)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $514 million, $517 million, $499 million, $453 million and $439 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(8)	Excludes covered loans past due 90 days or more totaling $371 million, $442 million, $476 million, $613 million and $677 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(9)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $95 million, $96 million, $95 million, $94 million and $82 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Includes past due mortgage loans held for sale.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $5 million, $6 million, $5 million and $5 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(11)	Excludes covered loans past due 30-89 days totaling $120 million, $135 million, $173 million, $199 million and $258 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012
Allowance for credit losses
Beginning balance	$2,048	$2,096	$2,157	$2,221	$2,285
Provision for credit losses (excluding covered loans)	247	256	244	259	285
Provision for covered loans	25	(4)	―	14	3
Charge-offs:
Commercial loans and leases:
Commercial and industrial	(91)	(98)	(84)	(92)	(63)
Commercial real estate—other	(36)	(41)	(40)	(51)	(73)
Commercial real estate—residential ADC	(20)	(27)	(35)	(74)	(54)
Direct retail lending	(42)	(54)	(57)	(56)	(57)
Sales finance loans	(6)	(7)	(5)	(7)	(7)
Revolving credit loans	(21)	(19)	(20)	(20)	(22)
Residential mortgage loans	(33)	(29)	(35)	(30)	(42)
Other lending subsidiaries	(68)	(60)	(58)	(47)	(60)
Covered loans	(14)	(5)	(2)	(12)	(15)
Total charge-offs	(331)	(340)	(336)	(389)	(393)
Recoveries:
Commercial loans and leases:
Commercial and industrial	7	5	4	4	4
Commercial real estate—other	4	4	3	3	3
Commercial real estate—residential ADC	6	8	2	23	8
Direct retail lending	8	9	9	8	10
Sales finance loans	2	3	2	2	3
Revolving credit loans	5	4	5	4	5
Residential mortgage loans	1	1	―	1	1
Other lending subsidiaries	9	6	6	7	7
Total recoveries	42	40	31	52	41
Net charge-offs	(289)	(300)	(305)	(337)	(352)
Ending balance	$2,031	$2,048	$2,096	$2,157	$2,221
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,836	$1,890	$1,914	$1,987	$2,044
Allowance for covered loans	139	128	137	139	137
Reserve for unfunded lending commitments	56	30	45	31	40
Total	$2,031	$2,048	$2,096	$2,157	$2,221
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2013		2012		2012		2012		2012
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.91%		1.02%		1.02%		0.97%		1.02%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.43		0.52		0.53		0.67		0.75
Nonperforming loans and leases as a
percentage of total loans and leases	1.09		1.17		1.31		1.45		1.67
Nonperforming assets as a percentage of:
Total assets	0.91		0.97		1.10		1.24		1.50
Loans and leases plus foreclosed property	1.39		1.51		1.70		1.93		2.35
Net charge-offs as a percentage of average loans and leases	1.00		1.02		1.05		1.21		1.28
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.73		1.76		1.80		1.91		2.02
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.69	X	1.69	X	1.69	X	1.57	X	1.54	X
Nonperforming loans and leases held for investment	1.54		1.46		1.33		1.29		1.18
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.83%		0.93%		0.90%		0.83%		0.82%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.12		0.15		0.13		0.13		0.15
Nonperforming loans and leases as a
percentage of total loans and leases	1.12		1.20		1.35		1.50		1.74
Nonperforming assets as a percentage of:
Total assets	0.80		0.85		0.97		1.09		1.33
Loans and leases plus foreclosed property	1.23		1.33		1.51		1.72		2.12
Net charge-offs as a percentage of average loans and leases	0.98		1.04		1.08		1.22		1.28
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.65		1.70		1.73		1.86		1.97
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.65	X	1.60	X	1.59	X	1.52	X	1.51	X
Nonperforming loans and leases held for investment	1.43		1.37		1.24		1.21		1.11
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

	As of March 31, 2013
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial loans:
Commercial and industrial	$53	98.1%	$1	1.9% $	―	―	% $54
Commercial real estate—other	67	100.0	―	―	―	―	67
Commercial real estate—residential ADC	24	100.0	―	―	―	―	24
Direct retail lending	178	92.2	12	6.2	3	1.6	193
Sales finance loans	17	89.4	1	5.3	1	5.3	19
Revolving credit loans	45	81.8	5	9.1	5	9.1	55
Residential mortgage loans (2)	599	83.8	102	14.3	14	1.9	715
Other lending subsidiaries	145	89.5	17	10.5	―	―	162
Total performing TDRs	1,128	87.5	138	10.7	23	1.8	1,289
Nonperforming TDRs (3)	53	23.9	31	14.0	138	62.1	222
Total TDRs (2)	$1,181	78.1%	$169	11.2%	$161	10.7%	$1,511

	Quarter Ended
	March 31		Dec. 31	Sept. 30	June 30		March 31
	2013		2012	2012	2012		2012
Net charge-offs as a percentage of average loans and leases:
Commercial loans and leases:
Commercial and industrial	0.89%		0.97%	0.85%	0.97%		0.66%
Commercial real estate—other	1.16		1.37	1.37	1.84		2.64
Commercial real estate—residential ADC	4.40		5.36	8.40	11.74		9.37
Direct retail lending	0.87		1.13	1.24	1.27		1.28
Sales finance loans	0.20		0.20	0.16	0.24		0.23
Revolving credit loans	2.93		2.65	2.63	3.05		3.12
Residential mortgage loans	0.55		0.47	0.59	0.53		0.78
Other lending subsidiaries	2.42		2.16	2.04	1.74		2.45
Covered loans	1.77		0.50	0.28	1.11		1.29
Total loans and leases (4)	1.00		1.02	1.05	1.21		1.28

Total loans and leases, excluding covered loans (4)	0.98		1.04	1.08	1.22		1.28
Applicable ratios are annualized.
(1)				Past due performing TDRs are included in past due disclosures.
(2)				Excludes mortgage TDRs that are government guaranteed totaling $338 million.
(3)				Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)				Total loans and leases includes loans held for sale.

17

BB&T Corporation
Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012
Selected Capital Information (1)
Risk-based capital (2):
Tier 1	$14,432	$14,373	$13,593	$12,383	$15,207
Total	18,300	18,243	17,638	16,527	19,438
Risk-weighted assets (2)(3)	134,218	134,451	133,545	129,661	126,954
Average quarterly tangible assets	174,214	175,015	172,100	170,042	167,771
Risk-based capital ratios:
Tier 1	10.8%	10.7%	10.2%	9.6%	12.0%
Total	13.6	13.6	13.2	12.7	15.3
Leverage capital ratio	8.3	8.2	7.9	7.3	9.1
Equity as a percentage of total assets	11.7	11.5	11.3	10.6	10.2
Book value per common share	$27.15	$27.21	$26.88	$26.19	$25.51

Selected non-GAAP Capital Information (4)
Tangible common equity as a percentage of tangible assets	7.1%	6.9%	6.8%	6.9%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.2	9.1	8.9	9.1	9.4

Tangible book value per common share	$17.56	$17.52	$17.02	$16.92	$17.12

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,432	$14,373	$13,593	$12,383	$15,207
Less:
Preferred stock	2,116	2,116	1,679	559	―
Qualifying restricted core capital elements	―	―	5	―	3,250
Tier 1 common equity	$12,316	$12,257	$11,909	$11,824	$11,957

Total assets	$180,837	$183,872	$182,021	$178,529	$174,752
Less:
Intangible assets, net of deferred taxes	7,264	7,273	7,239	6,950	6,402
Plus:
Regulatory adjustments, net of deferred taxes	275	212	81	239	327
Tangible assets	$173,848	$176,811	$174,863	$171,818	$168,677

Total risk-weighted assets (2)(3)	$134,218	$134,451	$133,545	$129,661	$126,954

Tangible common equity as a percentage of tangible assets	7.1%	6.9%	6.8%	6.9%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.2	9.1	8.9	9.1	9.4

Tier 1 common equity	$12,316	$12,257	$11,909	$11,824	$11,957

Outstanding shares at end of period	701,440	699,728	699,541	698,795	698,454

Tangible book value per common share	$17.56	$17.52	$17.02	$16.92	$17.12
(1)	Regulatory capital information is preliminary.
(2)	In the first quarter of 2013, BB&T revised its calculation of risk-weighted assets and has adjusted the amounts and affected ratios previously presented.
(3)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(4)	Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	$(281)

Fourth Quarter 2012
None				N/A	N/A

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan-related expense			$(28)	(17)

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	12

First Quarter 2012
Tax related items, net (2)	Other noninterest income			(42)	(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2013	2012	2012	2012	2012

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$56	$35	$(29)	$(132)	$93
MSRs hedge gains (losses)	(46)	(20)	49	152	(53)
Net	$10	$15	$20	$20	$40

Residential mortgage loan originations	$8,665	$8,570	$8,234	$8,045	$8,250

Residential mortgage servicing portfolio (3):
Loans serviced for others	76,830	73,769	72,343	71,389	70,318
Bank-owned loans serviced	26,877	27,501	27,194	26,171	24,308
Total servicing portfolio	103,707	101,270	99,537	97,560	94,626

Weighted-average coupon rate	4.45%	4.59%	4.71%	4.81%	4.89%
Weighted-average servicing fee	0.312	0.319	0.322	0.327	0.332

Selected Miscellaneous Information
Derivatives notional amount	$75,702	$72,796	$81,049	$76,592	$68,805
Fair value of derivatives	(85)	13	(47)	(52)	(78)
Accumulated comprehensive income related to securities,
net of tax (4)	255	329	357	216	134

Common stock prices:
High	31.78	33.89	34.37	32.74	31.94
Low	29.83	26.86	30.41	27.40	25.26
End of period	31.39	29.11	33.16	30.85	31.39

Banking offices	1,842	1,832	1,851	1,774	1,773
ATMs	2,851	2,826	2,750	2,511	2,436
FTEs	33,952	33,981	34,006	32,998	31,185
(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
19

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency and Fee Income Ratios (1)	2013	2012	2012	2012	2012
Efficiency ratio - GAAP	57.5%	58.8%	61.6%	57.9%	59.0%
Effect of securities gains (losses), net	0.5	―	―	―	(0.2)
Effect of merger-related and restructuring charges, net	(0.2)	(0.5)	(1.7)	(0.1)	(0.5)
Effect of mortgage repurchase expense adjustments	―	―	(1.1)	―	―
Effect of FDIC loss share accounting	0.5	(0.1)	―	0.2	0.1
Effect of affordable housing investments write-down	―	―	―	―	(1.0)
Effect of foreclosed property expense	(0.8)	(1.9)	(2.2)	(2.9)	(3.9)
Effect of leveraged lease sale/write-downs	―	―	―	―	(0.6)
Effect of amortization of intangibles	(1.1)	(1.0)	(1.4)	(1.2)	(0.9)
Efficiency ratio - reported	56.4	55.3	55.2	53.9	52.0
Fee income ratio - GAAP	40.7%	40.3%	38.8%	39.2%	37.1%
Effect of securities gains (losses), net	(0.5)	―	―	―	0.2
Effect of affordable housing investments write-down	―	―	―	―	1.1
Effect of FDIC loss share accounting	2.7	3.8	3.6	3.2	2.6
Fee income ratio - reported	42.9	44.1	42.4	42.4	41.0

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (2)	2013	2012	2012	2012	2012

Net income available to common shareholders	$210	$506	$469	$510	$431
Plus:
Amortization of intangibles, net of tax	17	17	19	18	14
Tangible net income available to common shareholders	$227	$523	$488	$528	$445

Average common shareholders' equity	$19,138	$19,160	$18,757	$18,302	$17,772
Less:
Average intangible assets	7,464	7,463	7,341	7,031	6,510
Average tangible common shareholders' equity	$11,674	$11,697	$11,416	$11,271	$11,262

Return on average tangible common shareholders' equity	7.87%	17.80%	17.01%	18.85%	15.88%

	Quarter Ended March 31, 2013
Certain Performance Measures (1)	As Reported	Tax Adjustment Impact	Excluding Tax Adjustment
Net income available to common shareholders	$210	$281	$491
Weighted average number of diluted common shares	711,020	―	711,020
Diluted EPS	$0.29		$0.69

Net income	$256	$281	$537
Average assets	181,358	100	181,458
Return on average assets	0.57%		1.20%

Net income available to common shareholders	$210	$281	$491
Average common shareholders' equity	19,138	100	19,238
Return on average common shareholders' equity	4.44%		10.34%

Tangible net income available to common shareholders	$227	$281	$508
Average tangible common shareholders' equity	11,674	100	11,774
Return on average tangible common shareholders' equity	7.87%		17.48%

		March 31	Dec. 31
Basel III Estimates Based on Proposed U.S. Rules (3)		2013	2012
Tier 1 common equity under Basel 1		$12,316	$12,257
Adjustments:
Other comprehensive income related to AFS securities and defined benefit pension and other OPEB plans		(445)	(385)
Other adjustments		(67)	(9)
Estimated Tier 1 common equity under Basel III definition		$11,804	$11,863

Estimated risk-weighted assets under Basel III definition		$150,719	$151,526

Estimated Tier 1 common equity as a percentage of risk-weighted assets under Basel III definition		7.8%	7.8%
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance. BB&T's management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(3)	Regulatory capital information is preliminary. During the first quarter of 2013, BB&T revised its calculation of risk-weighted assets and has adjusted the amounts and ratios previously presented.

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